Smith Barney Citigroup
Transportation Conference
November 12, 2003

Continental Airlines

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special charges. Comparable GAAP financial measure and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Strategic & Operational Overview

Continental Outperforms the Industry

Pre-Tax Profit/(Loss) per Available Seat Mile



Third Quarter 2003
(Cents)
1.0
0.5
0.0
(0.5)
(1.0)
0.94
0.43
0.20
(0.05)
(0.11)
(0.50)
(0.89)
Industry
(0.05)
LUV
CAL
NWAC
AMR
UAL
UAIR
DAL



Year-to-Date Third Quarter 2003
(Cents)
1.2
0.6
0.0
(0.6)
(1.2)
1.13
0.02
(0.37)
(0.51)
(0.88)
(1.02)
(1.16)
Industry
(0.56)
LUV
CAL
NWAC
UAIR
AMR
DAL
UAL

Consolidated company data reflected; Excludes certain special items, includes security fee reimbursements

EBITDAR Margin Higher Than Industry


Third Quarter 2003
Industry
14.4%
25%
20%
15%
10%
5%
0%
21.5%
21.1%
15.9%
14.1%
12.1%
11.4%
8.1%
CAL
LUV
NWAC
AMR
UAL
DAL
UAIR


Year-to-Date Third Quarter 2003
Industry
10.9%
25%
20%
15%
10%
5%
0%
24.1%
19.2%
11.8%
10.7%
9.3%
7.6%
4.1%
LUV
CAL
NWAC
DAL
UAIR
AMR
UAL

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Consolidated company data reflected; Excludes certain special items, includes security fee reimbursements

Moderate Capacity Growth Planned for 2004

Full Year 2004 E


15%
10%
5%
0%
Year-Over-Year % Change
13.7%
11.0%
4.7%
5.7%
3.2%
Domestic
Pacific
Trans-Atlantic
Latin
Mainline
War & SARS Impact

Growth due to War & SARS 2003 schedule pulldowns

0.5%	10.2%	5.2%	n/a	2.2%

At 6% Industry Growth in 2004, Capacity Well Below 2000 Levels



0%
(5)%
(10)%
(15)%
(20)%
% Change
(4.0)%
(9.1)%
(13.8)%
(17.8)%
(5.1)%
(10.7)%
Continental
Big 6
Industry
2003E vs 2000
2004E vs 2000

Big 6 = AMR, CAL, DAL, NWAC, UAIR, UAL
Industry = Big 6, AAI, ALK, ATA, AWA, FRNT, JBLU, LUV
Assumes 2003 year-over-year capacity change of (2.3)% for CAL, (6.3)% for Big 6, (3.2)% for Industry
Assumes 2004 year-over-year capacity change of 5.7% for CAL, 4.9% for Big 6, 6.3% for Industry

Domestic Market Share Leader in Largest US O&D Market


New York City Revenue %
25%
20%
15%
10%
5%
0%
25%
22%
16%
10%
9%
6%
4%
CAL
AMR
DAL
UAL
JBLU
UAIR
NWAC

Source: O&D Plus database 1Q03, Top 6 hub-and-spoke carriers and JetBlue shown
Data includes regional affiliates operating under carrier codes

CO Maintains Domestic Load Factor Premium to the Industry



Load Factor Premium to Industry (pts)
4
3
2
1
0
3.3
3.2
3.1
2001
2002
YTD 9/30/03

Source: Company Reports; Industry = ALK, AMR, AWA, CAL, DAL, LUV, NWAC, UAL, UAIR

Best System RASM


Third Quarter 2003
(Length of Haul Adjusted)
Revenue per ASM (cents)
9
8
7
6
5
8.94
8.89
8.49
8.41
7.47
7.40
5.35
Industry 7.84
CAL
UAL
NWAC
AMR
UAIR
DAL
LUV

Length of haul adjusted to CAL's 3Q03 system LOH of 1549

Superb Operating Performance



On-Time Arrivals
% Arrivals within 14 minutes
85%
80%
75%
70%
65%
60%
78.1%
72.6%
82.2%
80.7%
83.5%
82.1%
82.3%
82.3%
2000
2001
2002
YTD 9/03
Continental
Industry
Lowest Cancellation Rate
Cancellation Rates
4%
3%
2%
1%
0%
1.9%
3.3%
1.3%
2.3%
0.4%
1.2%
0.8%
1.6%
2000
2001
2002
YTD 9/03

Industry data per D.O.T. Air Traffic Consumer Report definition; 2001 On-Time Arrivals is a non-weighted average and excludes data for Sept. 11-30, 2001; 2001 Completion Factor excludes Sept. 2001 capacity reduction cancellations.

Rapid Growth in Segments Booked Online



% Segments Booked Online
35%
30%
25%
20%
15%
10%
5%
0%
19.2%
20.6%
21.8%
25.2%
24.3%
26.7%
30.0%
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
CO.com
Other Online

Product Value Differentiated for Best Customers

Full fare purchase entitles customers to eliteAccess benefits

eliteAccess.

The features of eliteAccess include:

- Expedited Security Screening (where permitted)
- Special eliteAccess Boarding Line
- Priority Baggage Handling
- No middle seat assignment guarantee
- Automatic addition to standby list for a First Class upgrade on all eligible flights

Industry Leading Product

Consistent Customer & Employee Satisfaction


AIRLINE OF THE YEAR
Air Transport World
Airline of the Year
CONTINENTAL AIRLINES


ANNUAL
FREDDIE
AWARDS

1996, 1997, 1998, 1999, 2000, 2001, 2002
Best Elite-Level Program



FORTUNE 100 BEST COMPANIES TO WORK FOR

100 BEST COMPANIES TO WORK FOR FORTUNE 2000

FORTUNE 100 BEST COMPANIES TO WORK FOR 2001

FORTUNE 100 BEST COMPANIES TO WORK FOR 2002

FORTUNE 100 BEST COMPANIES TO WORK FOR 2003

Financial Update

Domestic Business Mix and Yields Remain Depressed

2003 vs. 2002

Pt. Change Year-Over-Year in % Domestic Business RPMs



Pt. Change Year-Over-Year
1
0
(1)
(2)
(3)
0.1
(0.4)
(0.2)
(1.1)
(0.7)
(1.6)
(1.3)
(1.0)
(0.9)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept

Domestic Business Yield



% Change Year-Over-Year
0%
(4)%
(8)%
(12)%
(4.7)%
(6.8)%
(10.7)%
(4.6)%
(5.6)%
(1.6)%
(2.3)%
(3.7)%
(3.2)%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept

Data reflects fare basis codes categorized as business as of 10/30/03.

LCCs Expected to Continue Growth Expansion


Domestic Market Share
100%
90%
80%
70%
60%
50%
% of Domestic ASMs
16%
5%
79%
17%
5%
78%
20%
6%
74%
22%
8%
70%
23%
9%
68%
2000
2001
2002
2003E
2004E
Network Majors
Regionals
LCCs

Network major airlines include ALK, AMR, CAL, DAL, NWAC, UAIR, and UAL; LCCs include AAI, ATA, AWA, FRNT, JBLU, & LUV
Regionals include AMR Eagle, ASA, ACA, COMAIR, Continental Express, Mesa, Mesaba, Pinnacle, SkyWest & US Express
ASM data derived from information disclosed in SEC filings, news releases, and earnings calls

Managing to the New Revenue Environment


Continental System Revenue per ASM (cents)
(Length of Haul Adjusted)
11
9
7
9.65
8.28
8.41
8.94
3Q00
3Q01
3Q02
3Q03

Length of haul adjusted to CAL's 3Q03 system LOH 1549

Continued Focus on Cost Containment



Cost per Available Seat Mile Holding Fuel Rate Constant
Year-Over-Year % Change
4%
2%
0%
(2)%
(4)%
(0.2)%
(2.5)%
(0.8)%
2001
2002
YTD 9/30/03

Year-Over-Year % Capacity Change	(1.9)%	(5.2)%	(2.9)%

Data excludes special items

Better Than Expected Cost Saving Results

Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)



$1,000
$800
$600
$400
$200
$0
$400
Target
YTD 9/30
$300
$900
Target
$500
2002 Run Rate
2003E
2004E

Consolidated company data reflected

Shifting Share to Continental.com Decreases Distribution Costs



100%
90%
80%
70%
60%
Sales as a % of Total Sales
6.8%
6.5%
7.7%
8.2%
10.3%
11.9%
13.4%
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
Traditional Agency
Direct
Other Online
CO.com

Minimal Capital Expenditures Planned for 2004



$Millions
$700
$600
$500
$400
$300
$200
$100
$0
$663
$593
$393
$337
$195
$145
$225
$175
2001
2002
2003E
2004E
Continental
ExpressJet

Includes fleet net of purchase deposits, non-fleet items, rotable parts and capitalized interest.

Fleet Count Remains Flat through 2007

Aircraft at Year End



Total Mainline Aircraft
400
300
200
100
0
366
354
352
348
348
348
2002
2003
2004
2005
2006
2007

2003 Minimum Pension Plan Funding Exceeded by $283 Million

2003 Contributions



$400
$300
$200
$100
$0
($Millions)
$42
$127
$100
$103
$372
2003
Minimum
$89
Jun-03
Aug-03
Sep-03*
Sep-03
YTD Total

*ExpressJet Stock contributed in lieu of cash

Liquidity Remains Strong


$1.34
$1.63
$1.60
$1.60
$1.6
$1.2
$0.8
$0.4
$0.0
($Billions)
31-Dec 2002
30-Jun 2003
30-Sep 2003
31-Dec 2003E
Continental
ExpressJet

Includes cash, restricted cash and short-term investments

Non-GAAP to GAAP Reconciliations

Non-GAAP to GAAP Reconciliation

Please see Attachment B for reconciliations

Leading by Every Measure of Success

Continental Airlines

- Managing Business to Meet Changing Environment
  - Manage to Profitability
  - Maintain Strong Liquidity Position
  - Continue Industry Leading Product
  - Keep CO as one of the "100 Best Places to Work"